Exhibit 99(a)(2)
                                                           Letter of Transmittal

                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                           BERLITZ INTERNATIONAL, INC.
            PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 6, 2001 BY
                      BENESSE HOLDINGS INTERNATIONAL, INC.
                          A WHOLLY OWNED SUBSIDIARY OF
                               BENESSE CORPORATION
--------------------------------------------------------------------------------
        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                 NEW YORK CITY TIME, ON THURSDAY, MAY 3, 2001,
                         UNLESS THE OFFER IS EXTENDED

--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                                CITIBANK, N.A.

         BY MAIL:                 BY HAND DELIVERY:          BY OVERNIGHT COURIER:
       P.O. Box 685            Corporate Trust Window       915 Broadway, 5th Floor
     Old Chelsea Station     111 Wall Street, 5th Floor        New York, NY 10010
      New York, NY 10113         New York, NY 10043

                           BY FACSIMILE TRANSMISSIONS:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 505-2248

                            TO CONFIRM BY TELEPHONE:
                                 (800) 270-0808
--------------------------------------------------------------------------------
 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS
 SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.
--------------------------------------------------------------------------------

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


                                         DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                          BERLITZ CERTIFICATE(S) TENDERED
     APPEAR(S) ON BERLITZ CERTIFICATE(S))                         (ATTACH ADDITIONAL  SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------ ---------------------
                                                        BERLITZ CERTIFICATE        TOTAL NUMBER      NUMBER OF
                                                              NUMBER(S)*             OF SHARES         SHARES
                                                                               EVIDENCED BY BERLITZ  TENDERED**
                                                                                CERTIFICATE(S)*
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------

                                                        --------------------------------------------------------

                                                        --------------------------------------------------------

                                                        --------------------------------------------------------
                                                         TOTAL SHARES:
------------------------------------------------------------------------------------------ ---------------------

 *    Need not be completed by shareholders delivering Shares by book-entry transfer.
 **   Unless otherwise indicated, it will be assumed that all Shares evidenced by Berlitz Certificates delivered to the Depositary are being tendered hereby. See Instruction 4.

     This Letter of Transmittal is to be completed by shareholders of Berlitz International, Inc. either if Berlitz Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase).


DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


     Holders of Shares whose certificates evidencing Shares ("Berlitz Certificates") are not immediately available or who cannot deliver their Berlitz Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase. See Instruction 2.


 [ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
      FOLLOWING:


Name of Tendering Institution:
                              -------------------------------------------------
Account Number:
               ----------------------------------------------------------------
Transaction Code Number:
                        -------------------------------------------------------

 [ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
                                -----------------------------------------------
Window Ticket Number (if any):
                              -------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   ----------------------------
Name of Institution that Guaranteed Delivery:
                                             ----------------------------------
If delivery is by book-entry transfer, give the following information:

      Account Number:
                     ----------------------------------------------------------
      Transaction Code Number:
                              -------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
                          PLEASE READ THE ACCOMPANYING
                             INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Benesse Holdings International, Inc., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Benesse Corporation, a corporation organized under the laws of Japan, the above-described shares of common stock, par value $.10 per share ("Shares"), of Berlitz International, Inc., a New York corporation ("Berlitz"), pursuant to Purchaser's offer to purchase all Shares at $14.50 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 6, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Shares tendered pursuant to the Offer.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after the date hereof (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Berlitz Certificates evidencing such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of Berlitz and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of Purchaser and each of them, as the agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such agent, attorney-in-fact and proxy or his or her substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of Berlitz (whether annual or special and whether or not an adjourned or postponed meeting) or written consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of Berlitz's shareholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, successors, successors in interest and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

     Unless otherwise indicated below in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased and return all Berlitz Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased and return all Berlitz Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Berlitz Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Berlitz Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)


TO BE COMPLETED ONLY if the check for the purchase price with respect to Shares purchased is to be issued in the name of someone other than the undersigned, if Berlitz Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Facility other than the account indicated above.

Issue  [ ]  Check  [ ] Berlitz Certificate(s) to:


Name(s) ---------------------------------------------------------------------
                                 (PLEASE PRINT)


-----------------------------------------------------------------------------


Address ---------------------------------------------------------------------


-----------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


-----------------------------------------------------------------------------
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                    (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)


Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account set forth below:




-----------------------------------------------------------------------------
                                (ACCOUNT NUMBER)



                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)





TO BE COMPLETED ONLY if the check for the purchase price with respect to Share purchased and/or Berlitz Certificates evidencing Shares not tendered or accepted for payment are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."


 Mail [ ]  Check  [ ] Berlitz Certificate(s) to:


Name(s) ---------------------------------------------------------------------
                                 (PLEASE PRINT)


-----------------------------------------------------------------------------


Address ---------------------------------------------------------------------


-----------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


-----------------------------------------------------------------------------
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                    (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                                    IMPORTANT
    SIGN                      SHAREHOLDERS SIGN HERE                       SIGN
    HERE             AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN      HERE
      -->                                                                 <--
         x --------------------------------------------------------------

         x --------------------------------------------------------------
                          (Signature(s) of Holder(s))
           Dated:
                 --------------------------------------------------------
         (Must be signed by registered holder(s) exactly as name(s) appear(s) on Berlitz Certificate(s) evidencing the Share(s) or by person(s)to whom Share(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature(s) is (are) by any trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

         Name(s):
                   ------------------------------------------------------
                                 (PLEASE PRINT)
         Capacity (full title):
                               ------------------------------------------
         Address:
                 --------------------------------------------------------
                               (INCLUDE ZIP CODE)

         Area Code and Telephone Number:
                                        ---------------------------------

         Taxpayer Identification or Social Security Number:
                                                           --------------
                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)


         FOR USE BY FINANCIAL INSTITUTIONS ONLY.
         FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Signature Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution") UNLESS (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Berlitz Certificates. This Letter of Transmittal is to be used either if Berlitz Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if tenders are to be made by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Berlitz Certificates evidencing all physically tendered Shares, or a timely confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Berlitz Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery. Shareholders whose Berlitz Certificates are not immediately available, who cannot deliver their Berlitz Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedures described in
Section 3 of the Offer to Purchase. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Berlitz Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility, of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in
Section 3 of the Offer to Purchase. A NYSE trading day is any day on which the NYSE is open for business.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, BERLITZ CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided under "Description of Shares Tendered" is inadequate, the Berlitz Certificate numbers, the number of Shares evidenced by such Berlitz Certificates and the number of Shares tendered should be listed on a separate schedule signed and attached to this Letter of Transmittal.

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all Shares evidenced by any Berlitz Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new

Berlitz Certificate(s) evidencing the remainder of Shares that were evidenced by the Berlitz Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" and/or "Special Delivery Instructions", as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by Berlitz Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures On Letter Of Transmittal; Stock Powers And Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Berlitz Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever. If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Berlitz Certificates or separate stock powers are required, unless payment is to be made to, or Berlitz Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, the Berlitz Certificate(s) evidencing Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Berlitz Certificate(s). Signatures on such Berlitz Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Berlitz Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Berlitz Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s), or if tendered Berlitz Certificate(s) are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE BERLITZ CERTIFICATES EVIDENCING SHARES TENDERED HEREBY.

     7. Special Payment And Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or Berlitz Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Berlitz Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered", the appropriate boxes herein must be completed.

     8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

     9. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

     10. Waiver of Conditions. Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions to the Offer except for the Minimum Tender Condition (as defined in the Offer to Purchase), in whole or in part, in the case of any Shares tendered.

     11. Lost, Destroyed or Stolen Certificates. If any Berlitz Certificate(s) has been lost, destroyed or stolen, the shareholder should promptly notify Berlitz's transfer agent, Mellon Investor Services, LLC. The shareholder will then be instructed as to the steps that must be taken in order to replace the Berlitz Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Berlitz Certificates have been followed.


                                   IMPORTANT:


     THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND BERLITZ CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).


                            IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a shareholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payor) with such shareholder's correct TIN on Substitute Form W-9 provided herewith. If such shareholder is an individual, the TIN generally is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8BEN), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b)(i) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should check the box in Part III "Awaiting TIN", and sign and date the Substitute Form W-9. If the "Awaiting TIN" box is checked in
Part III and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.



--------------------------------------------------------------------------------------------------------------------------
                                           PAYOR'S NAME: CITIBANK, N.A.
--------------------------------------------------------------------------------------------------------------------------
                     PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
                     RIGHT AND CERTIFY BY SIGNING AND DATING                                 -----------------------
 SUBSTITUTE                                                                                   Social Security Number
  FORM W-9                    BELOW:                                                          OR


  DEPARTMENT OF THE
  TREASURY                                                                                   -----------------------
  INTERNAL REVENUE                                                                            Employer Identification
  SERVICE                                                                                             Number
  PAYER'S REQUEST
  FOR TAXPAYER
  IDENTIFICATION
  NUMBER ("TIN")     PART 2 -- Certification -- Under penalties of perjury, I certify
                     that:                                                                           PART 3 --
                                                                                                 Awaiting TIN  [ ]
                     (1) The number shown on this form is my correct Taxpayer
                     Identification Number (or I am waiting for a number to be
                     issued to me), and
                     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been
                     notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                     -----------------------------------------------------------------------------------------------------
                     Certification Instructions --You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                     Name:
                          ----------------------------------------------------------------------------------
                                       (Please Print)
           SIGN HERE Signature
                  -->             -------------------------------------------------  DATE ------------
--------------------------------------------------------------------------------------------------------------------------


NOTE:   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 3 OF THE SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS
NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION
TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE
SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (2) I INTEND TO
MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO
NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL
REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD.

 -----------------------------------      -----------------------------------
               Signature                                 Date

-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF BERLITZ OR SUCH SHAREHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

     Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. Requests for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                     THE INFORMATION AGENT FOR THE OFFER IS:


[GRAPHIC OMITTED]




                           17 State Street, 10th Floor
                            New York, New York 10004
                  Banks & Brokers Call Collect: (212) 440-9800
                    All Others Call Toll Free: (800) 223-2064

                      THE DEALER MANAGER FOR THE OFFER IS:

                           MORGAN STANLEY DEAN WITTER

                        Morgan Stanley & Co. Incorporated
                                  1585 Broadway
                            New York, New York 10036
                                 (212) 761-4834